                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 18, 2000


                         CAROLINA FIRST BANCSHARES, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


         North Carolina                 0-17939                56-1655882
         --------------                 -------                ----------
         (State or Other             (Commission               (IRS Employer
         Jurisdiction of              File Number)          Identification No.)
         Incorporation)


                  236 East Main Street, Lincolnton, N.C. 28092
                  --------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)


                                 (704) 732-2222
                                 --------------
              (Registrant's Telephone Number, including Area Code)

ITEM 5.  OTHER EVENTS.

         On January 18, 2000, Carolina First BancShares, Inc. announced financial results at and for the year ended December 31, 1999. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

         Exhibit No.        Description
         -----------        -----------

         99.1 Press Release issued on January 18, 2000 by Carolina First BancShares, Inc.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CAROLINA FIRST BANCSHARES, INC.
                                  (REGISTRANT)

                                  /s/ Jan H. Hollar
                                  --------------------------------
                                  Jan H. Hollar
                                  Senior Vice President and
                                  Chief Financial Officer



Date:  January 18, 2000

                                INDEX TO EXHIBITS


     Exhibit
     -------

      99.1         Press Release